Name of Optionee: ______________

                                            Date of Amendment: __________, 1998

           GLOBAL AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENT(S)

          THIS GLOBAL AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENT(S) (this "Amendment") is entered into as of the date set forth above, by and between Schultz Sav-O Stores, Inc. (the "Company") and the optionee named above (the "Optionee").

          WHEREAS, the Company and the Optionee have entered into one or more Nonqualified Stock Option Agreement(s) (the "Agreements") under the Company's 1990 Stock Option Agreement and/or the Company's 1995 Equity Incentive Plan;

          WHEREAS, the Company and the Optionee desire to amend the terms of each of the Agreements;

          NOW THEREFORE, the parties hereto agree as follows:

          A. Each of the Agreements is hereby amended so that Section 5 of each of the Agreements reads in its entirety as follows:

             5. Transferability; Limitations. Subject to the limitations of this
Section 5, this Option shall be transferable, in whole or in part, upon the surrender of this Option by the Optionee to the Company for one or more new Options of like tenor representing, in the aggregate, the right to purchase the number of shares of Common Stock purchasable hereunder, each of such new Options to represent the right to purchase such number of shares of Common Stock as shall be designated by the Optionee at the time of such surrender, subject to the terms and conditions of the Plan and this Option. This Option may only be transferred by will or by the laws of descent or distribution, or to any member of the Optionee's "immediate family," as such term is defined in Rule 16a-1(e) under the Securities Exchange Act of 1934 (the "Exchange Act") or to trusts, partnerships or other entities established solely for the benefit of members of the Optionee's immediate family; provided, however, that (x) there may be no consideration for any such transfer, (y) subsequent transfers of any portion of this Option must also be in compliance with this Section 5 and (z) promptly after making any such transfer, the Optionee shall provide to the Company the Notice of Transfer of Option attached as Exhibit 1 hereto. In the event of such a permitted transfer of this Option, the transferee shall have all of the rights of the Optionee under the Plan and this Option, as if the Optionee had retained this Option. The terms of this Option shall be binding upon the permitted transferees, executors, administrators, heirs and successors of the Optionee.

          B. An Exhibit 1, attached to this Amendment, is hereby made an exhibit to and a part of the Agreements.

          IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first set forth above.

                  SCHULTZ SAV-O STORES, INC.                OPTIONEE

                  By: ____________________________          ____________________
                           Name:
                           Title:

                                                                       Exhibit 1

                           SCHULTZ SAV-O STORES, INC.
                       NOTICE OF TRANSFER OF STOCK OPTION

          This Notice is intended to (i) inform Schultz Sav-O Stores, Inc. (the "Company"), that ________________ ( the "Optionee") has transferred and assigned to the transferee named below (the "Transferee"), a member of the Optionee's "immediate family," as such term is defined in Rule 16a-1(e) of the Securities Exchange Act of 1934, or a trust, partnership or other entity established solely for the benefit of members of the Optionee's immediate family, all of the Optionee's right, title and interest in and to a nonqualified stock option (or portion thereof described below) to purchase ___________ shares of common stock of the Company at a price of $_____ per share, originally granted to the Optionee pursuant to the Nonqualified Stock Option Agreement, dated _____________, 19__, issued by the Company to the undersigned (the "Option") and
(ii) request the Company to issue a new Option in the name of the Transferee. No consideration has been or will be received by the Optionee in connection with this transfer.

          The Option has been validly transferred and assigned by the Optionee to the following:



--------------------------                 -------------------------------------
Name of Transferee                         Street Address, City, State, Zip Code


-------------------------------------------------
If entire Option has not been transferred, number of shares underlying the portion transferred


---------------------------------                    ------------------
Signature of Optionee                                 Date of Transfer



---------------------------------                    ---------------------------
Signature of Transferee                              Name

          By executing this Notice, the Transferee hereby agrees to comply with and be subject to the terms and conditions of the Option.

          Receipt of this Notice is hereby acknowledged this ___ day of _________, 19__.

                                             SCHULTZ SAV-O STORES, INC.

                                                 By____________________________
                                                     Name: ____________________
                                                     Title:____________________